UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
July 22, 2010

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
 Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2010, Cash America International, Inc. (the “Company”) reported that during the second quarter of 2010 the Company renamed its Internet Services Division as the E-commerce Division and realigned its operating segments into two reportable segments: retail services and e-commerce.  The retail services segment covers all of the operations of the Company’s Retail Services Division, which is comprised of both domestic and foreign storefront locations that offer pawn lending, consumer loans (formerly referred to as cash advances), check cashing and other ancillary services, and the e-commerce segment covers all of the operations of the Company’s E-commerce Division, which is comprised of the Company’s domestic and foreign online channel (which covers the Company’s internet lending activities, as well as online gold buying activities and other ancillary services) and the Company’s micro line of credit (“MLOC”) services channel (formerly referred to as card services).  The segment realignment was in response to a number of changing factors within the Company’s business.  First, the Company’s business strategy at retail services locations now emphasizes a broad array of products such as pawn loans, gold buying, and consumer loans in most locations, such that the previously reported delineation of pawn and consumer loan-centric locations became obsolete.  Second, the Company’s management performance assessment, allocation of resources, and operating decisions have migrated to a two segment structure with one Division President overseeing retail services activities and another Division President overseeing e-commerce activities.  Third, the Company’s e-commerce products have expanded and now include activities such as the MLOC services and online gold buying.  Financial information for prior years reflects the current segment structure. Certain amounts in the consolidated financial statements have been reclassified to reflect the current segment structure.  These reclassifications have no impact on consolidated results previously reported.

The Company allocates corporate administrative expenses to each operating segment based on personnel expenses at each segment.   In the e-commerce segment, certain administrative expenses are allocated between the domestic and foreign components based on the amount of loans written for each geographic location.  For comparison purposes, all prior periods in the tables below reflect the current classification of administrative and operating expenses.

The following tables set forth the Company’s operating segment disclosures by quarter and for the respective year-to-date periods of 2010, 2009 and 2008 under the revised segment structure:

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended June 30, 2010
Revenue
Pawn loan fees and service charges	$51,080	$8,427	$59,507	$-		$-	$-	$59,507
Proceeds from disposition of merchandise	113,850	-	113,850	-		-	-	113,850
Consumer loan fees	26,782	-	26,782	67,277		21,806	89,083	115,865
Other	2,616	41	2,657	202		-	202	2,859
Total revenue	194,328	8,468	202,796	67,479		21,806	89,285	292,081
Cost of revenue – disposed merchandise	70,417	-	70,417	-		-	-	70,417
Net revenue	123,911	8,468	132,379	67,479		21,806	89,285	221,664
Expenses
Operations	72,955	4,665	77,620	16,634		7,677	24,311	101,931
Consumer loan loss provision	5,019	-	5,019	29,466		10,449	39,915	44,934
Administration	10,926	2,194	13,120	8,948		3,378	12,326	25,446
Depreciation and amortization	6,954	1,231	8,185	1,959		71	2,030	10,215
Total expenses	95,854	8,090	103,944	57,007		21,575	78,582	182,526
Income (loss) from operations	$28,057	$378	$28,435	$10,472		$231	$10,703	$39,138

As of June 30, 2010
Total assets	$800,774	$119,137	$919,911	$332,809		$47,767	$380,576	$1,300,487
Goodwill			$303,476		$		$210,282	$513,758

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended March 31, 2010
Revenue
Pawn loan fees and service charges	$50,862	$7,419	$58,281	$-		$-	$-	$58,281
Proceeds from disposition of merchandise	141,883	-	141,883	-		-	-	141,883
Consumer loan fees	27,544	-	27,544	62,634		18,264	80,898	108,442
Other	4,107	33	4,140	316		-	316	4,456
Total revenue	224,396	7,452	231,848	62,950		18,264	81,214	313,062
Cost of revenue – disposed merchandise	89,945	-	89,945	-		-	-	89,945
Net revenue	134,451	7,452	141,903	62,950		18,264	81,214	223,117
Expenses
Operations	73,098	3,743	76,841	13,779		5,899	19,678	96,519
Consumer loan loss provision	2,986	-	2,986	23,413		7,494	30,907	33,893
Administration	12,456	1,979	14,435	8,252		2,861	11,113	25,548
Depreciation and amortization	7,544	1,143	8,687	1,972		59	2,031	10,718
Total expenses	96,084	6,865	102,949	47,416		16,313	63,729	166,678
Income (loss) from operations	$38,367	$587	$38,954	$15,534		$1,951	$17,485	$56,439

As of March 31, 2010
Total assets	$757,879	$122,077	$879,956	$305,870		$36,498	$342,368	$1,222,324
Goodwill			$303,966		$		$205,038	$509,004

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Six Months Ended June 30, 2010
Revenue
Pawn loan fees and service charges	$101,942	$15,846	$117,788	$-		$-	$-	$117,788
Proceeds from disposition of merchandise	255,733	-	255,733	-		-	-	255,733
Consumer loan fees	54,326	-	54,326	129,911		40,070	169,981	224,307
Other	6,723	74	6,797	518		-	518	7,315
Total revenue	418,724	15,920	434,644	130,429		40,070	170,499	605,143
Cost of revenue – disposed merchandise	160,362	-	160,362	-		-	-	160,362
Net revenue	258,362	15,920	274,282	130,429		40,070	170,499	444,781
Expenses
Operations	146,053	8,408	154,461	30,413		13,576	43,989	198,450
Consumer loan loss provision	8,005	-	8,005	52,879		17,943	70,822	78,827
Administration	23,382	4,173	27,555	17,200		6,239	23,439	50,994
Depreciation and amortization	14,498	2,374	16,872	3,931		130	4,061	20,933
Total expenses	191,938	14,955	206,893	104,423		37,888	142,311	349,204
Income (loss) from operations	$66,424	$965	$67,389	$26,006		$2,182	$28,188	$95,577

As of June 30, 2010
Total assets	$800,774	$119,137	$919,911	$332,809		$47,767	$380,576	$1,300,487
Goodwill			$303,476		$		$210,282	$513,758

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended December 31, 2009
Revenue
Pawn loan fees and service charges	$54,607	$9,412	$64,019	$-		$-	$-	$64,019
Proceeds from disposition of merchandise	148,017	-	148,017	-		-	-	148,017
Consumer loan fees	32,336	-	32,336	60,909		15,492	76,401	108,737
Other	2,622	80	2,702	222		-	222	2,924
Total revenue	237,582	9,492	247,074	61,131		15,492	76,623	323,697
Cost of revenue – disposed merchandise	94,699	-	94,699	-		-	-	94,699
Net revenue	142,883	9,492	152,375	61,131		15,492	76,623	228,998
Expenses
Operations	74,111	3,975	78,086	15,964		4,796	20,760	98,846
Consumer loan loss provision	6,010	-	6,010	25,748		7,416	33,164	39,174
Administration	10,382	1,945	12,327	8,325		1,146	9,471	21,798
Depreciation and amortization	7,701	1,134	8,835	1,781		20	1,801	10,636
Total expenses	98,204	7,054	105,258	51,818		13,378	65,196	170,454
Income (loss) from operations	$44,679	$2,438	$47,117	$9,313		$2,114	$11,427	$58,544

As of December 31, 2009
Total assets	$815,518	$118,478	$933,996	$307,336		$28,323	$335,659	$1,269,655
Goodwill			$296,409		$		$197,083	$493,492

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended September 30, 2009
Revenue
Pawn loan fees and service charges	$52,428	$7,492	$59,920	$-		$-	$-	$59,920
Proceeds from disposition of merchandise	114,786	-	114,786	-		-	-	114,786
Consumer loan fees	31,619	-	31,619	54,897		11,693	66,590	98,209
Other	2,777	195	2,972	296		-	296	3,268
Total revenue	201,610	7,687	209,297	55,193		11,693	66,886	276,183
Cost of revenue – disposed merchandise	75,542	-	75,542	-		-	-	75,542
Net revenue	126,068	7,687	133,755	55,193		11,693	66,886	200,641
Expenses
Operations	68,833	3,131	71,964	13,119		4,285	17,404	89,368
Consumer loan loss provision	7,190	-	7,190	25,007		5,493	30,500	37,690
Administration	10,649	1,879	12,528	8,550		856	9,406	21,934
Depreciation and amortization	7,352	966	8,318	1,892		9	1,901	10,219
Total expenses	94,024	5,976	100,000	48,568		10,643	59,211	159,211
Income (loss) from operations	$32,044	$1,711	$33,755	$6,625		$1,050	$7,675	$41,430

As of September 30, 2009
Total assets	$816,025	$114,039	$930,064	$278,256		$20,692	$298,948	$1,229,012
Goodwill			$297,906		$		$195,478	$493,384

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended June 30, 2009
Revenue
Pawn loan fees and service charges	$47,373	$6,907	$54,280	$-		$-	$-	$54,280
Proceeds from disposition of merchandise	110,173	-	110,173	-		-	-	110,173
Consumer loan fees	27,330	-	27,330	49,715		7,557	57,272	84,602
Other	2,871	65	2,936	390		-	390	3,326
Total revenue	187,747	6,972	194,719	50,105		7,557	57,662	252,381
Cost of revenue – disposed merchandise	71,534	-	71,534	-		-	-	71,534
Net revenue	116,213	6,972	123,185	50,105		7,557	57,662	180,847
Expenses
Operations	70,071	3,127	73,198	10,186		3,011	13,197	86,395
Consumer loan loss provision	4,558	-	4,558	21,026		3,594	24,620	29,178
Administration	12,147	1,574	13,721	8,065		895	8,960	22,681
Depreciation and amortization	7,621	903	8,524	1,860		9	1,869	10,393
Total expenses	94,397	5,604	100,001	41,137		7,509	48,646	148,647
Income (loss) from operations	$21,816	$1,368	$23,184	$8,968		$48	$9,016	$32,200

As of June 30, 2009
Total assets	$782,367	$111,207	$893,574	$277,243		$15,808	$293,051	$1,186,625
Goodwill			$298,370		$		$195,478	$493,848

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended March 31, 2009
Revenue
Pawn loan fees and service charges	$46,496	$6,463	$52,959	$-		$-	$-	$52,959
Proceeds from disposition of merchandise	129,760	-	129,760	-		-	-	129,760
Consumer loan fees	26,712	-	26,712	47,840		5,756	53,596	80,308
Other	4,786	69	4,855	210		-	210	5,065
Total revenue	207,754	6,532	214,286	48,050		5,756	53,806	268,092
Cost of revenue – disposed merchandise	82,502	-	82,502	-		-	-	82,502
Net revenue	125,252	6,532	131,784	48,050		5,756	53,806	185,590
Expenses
Operations	70,888	2,411	73,299	10,145		2,078	12,223	85,522
Consumer loan loss provision	3,884	-	3,884	17,796		3,094	20,890	24,774
Administration	12,631	1,480	14,111	6,410		953	7,363	21,474
Depreciation and amortization	7,787	828	8,615	1,717		9	1,726	10,341
Total expenses	95,190	4,719	99,909	36,068		6,134	42,202	142,111
Income (loss) from operations	$30,062	$1,813	$31,875	$11,982		$(378)	$11,604	$43,479

As of March 31, 2009
Total assets	$744,003	$103,487	$847,490	$270,720		$11,402	$282,122	$1,129,612
Goodwill			$294,301		$		$195,478	$489,779

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Year Ended December 31, 2009
Revenue
Pawn loan fees and service charges	$200,904	$30,274	$231,178	$-		$-	$-	$231,178
Proceeds from disposition of merchandise	502,736	-	502,736	-		-	-	502,736
Consumer loan fees	117,997	-	117,997	213,361		40,498	253,859	371,856
Other	13,056	409	13,465	1,118		-	1,118	14,583
Total revenue	834,693	30,683	865,376	214,479		40,498	254,977	1,120,353
Cost of revenue – disposed merchandise	324,277	-	324,277	-		-	-	324,277
Net revenue	510,416	30,683	541,099	214,479		40,498	254,977	796,076
Expenses
Operations	283,903	12,644	296,547	49,414		14,170	63,584	360,131
Consumer loan loss provision	21,642	-	21,642	89,577		19,597	109,174	130,816
Administration	45,810	6,878	52,688	31,350		3,850	35,200	87,888
Depreciation and amortization	30,461	3,831	34,292	7,250		47	7,297	41,589
Total expenses	381,816	23,353	405,169	177,591		37,664	215,255	620,424
Income (loss) from operations	$128,600	$7,330	$135,930	$36,888		$2,834	$39,722	$175,652

As of December 31, 2009
Total assets	$815,518	$118,478	$933,996	$307,336		$28,323	$335,659	$1,269,655
Goodwill			$296,409		$		$197,083	$493,492

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended December 31, 2008
Revenue
Pawn loan fees and service charges	$49,884	$1,323	$51,207	$-		$-	$-	$51,207
Proceeds from disposition of merchandise	135,466	-	135,466	-		-	-	135,466
Consumer loan fees	31,641	-	31,641	52,898		5,454	58,352	89,993
Other	3,296	7	3,303	(53)		-	(53)	3,250
Total revenue	220,287	1,330	221,617	52,845		5,454	58,299	279,916
Cost of revenue – disposed merchandise	89,070	-	89,070	-		-	-	89,070
Net revenue	131,217	1,330	132,547	52,845		5,454	58,299	190,846
Expenses
Operations	73,834	425	74,259	10,871		2,060	12,931	87,190
Consumer loan loss provision	8,465	-	8,465	25,524		3,917	29,441	37,906
Administration	15,144	340	15,484	6,121		301	6,422	21,906
Depreciation and amortization	9,966	56	10,022	1,664		9	1,673	11,695
Total expenses	107,409	821	108,230	44,180		6,287	50,467	158,697
Income (loss) from operations	$23,808	$509	$24,317	$8,665		$(833)	$7,832	$32,149

As of December 31, 2008
Total assets	$810,985	$99,319	$910,304	$266,576		$9,630	$276,206	$1,186,510
Goodwill			$295,481		$		$198,711	$494,192

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended September 30, 2008
Revenue
Pawn loan fees and service charges	$46,977	$-	$46,977	$-		$-	$-	$46,977
Proceeds from disposition of merchandise	105,517	-	105,517	-		-	-	105,517
Consumer loan fees	35,443	-	35,443	53,436		7,422	60,858	96,301
Other	3,335	-	3,335	57		-	57	3,392
Total revenue	191,272	-	191,272	53,493		7,422	60,915	252,187
Cost of revenue – disposed merchandise	68,033	-	68,033	-		-	-	68,033
Net revenue	123,239	-	123,239	53,493		7,422	60,915	184,154
Expenses
Operations	71,068	-	71,068	9,872		1,380	11,252	82,320
Consumer loan loss provision	9,136	-	9,136	25,073		6,741	31,814	40,950
Administration	8,491	-	8,491	6,559		345	6,904	15,395
Depreciation and amortization	7,935	-	7,935	1,354		9	1,363	9,298
Total expenses	96,630	-	96,630	42,858		8,475	51,333	147,963
Income (loss) from operations	$26,609	$-	$26,609	$10,635		$(1,053)	$9,582	$36,191

As of September 30, 2008
Total assets	$816,867	$-	$816,867	$252,551		$10,858	$263,409	$1,080,276
Goodwill			$230,768		$		$190,072	$420,840

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended June 30, 2008
Revenue
Pawn loan fees and service charges	$43,390	$-	$43,390	$-		$-	$-	$43,390
Proceeds from disposition of merchandise	108,089	-	108,089	-		-	-	108,089
Consumer loan fees	36,072	-	36,072	49,672		7,105	56,777	92,849
Other	3,736	-	3,736	4		-	4	3,740
Total revenue	191,287	-	191,287	49,676		7,105	56,781	248,068
Cost of revenue – disposed merchandise	66,741	-	66,741	-		-	-	66,741
Net revenue	124,546	-	124,546	49,676		7,105	56,781	181,327
Expenses
Operations	69,795	-	69,795	8,536		2,178	10,714	80,509
Consumer loan loss provision	9,341	-	9,341	20,005		5,387	25,392	34,733
Administration	14,245	-	14,245	6,065		354	6,419	20,664
Depreciation and amortization	8,380	-	8,380	1,136		11	1,147	9,527
Total expenses	101,761	-	101,761	35,742		7,930	43,672	145,433
Income (loss) from operations	$22,785	$-	$22,785	$13,934		$(825)	$13,109	$35,894

As of June 30, 2008
Total assets	$764,714	$-	$764,714	$245,444		$13,531	$258,975	$1,023,689
Goodwill			$225,685		$		$178,201	$403,886

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Three Months Ended March 31, 2008
Revenue
Pawn loan fees and service charges	$43,421	$-	$43,421	$-		$-	$-	$43,421
Proceeds from disposition of merchandise	116,583	-	116,583	-		-	-	116,583
Consumer loan fees	37,978	-	37,978	44,249		3,233	47,482	85,460
Other	5,859	-	5,859	-		-	-	5,859
Total revenue	203,841	-	203,841	44,249		3,233	47,482	251,323
Cost of revenue – disposed merchandise	71,516	-	71,516	-		-	-	71,516
Net revenue	132,325	-	132,325	44,249		3,233	47,482	179,807
Expenses
Operations	71,175	-	71,175	8,615		935	9,550	80,725
Consumer loan loss provision	6,611	-	6,611	18,307		2,216	20,523	27,134
Administration	13,676	-	13,676	4,571		98	4,669	18,345
Depreciation and amortization	8,080	-	8,080	1,042		9	1,051	9,131
Total expenses	99,542	-	99,542	32,535		3,258	35,793	135,335
Income (loss) from operations	$32,783	$-	$32,783	$11,714		$(25)	$11,689	$44,472

As of March 31, 2008
Total assets	$713,900	$-	$713,900	$198,496		$7,489	$205,985	$919,885
Goodwill			$208,437		$		$138,997	$347,434

	Retail Services(1)			E-Commerce(2)
	Domestic	Foreign	Total	Domestic	Foreign		Total	Consolidated

Year Ended December 31, 2008
Revenue
Pawn loan fees and service charges	$183,672	$1,323	$184,995	$-		$-	$-	$184,995
Proceeds from disposition of merchandise	465,655	-	465,655	-		-	-	465,655
Consumer loan fees	141,134	-	141,134	200,255		23,214	223,469	364,603
Other	16,226	7	16,233	8		-	8	16,241
Total revenue	806,687	1,330	808,017	200,263		23,214	223,477	1,031,494
Cost of revenue – disposed merchandise	295,360	-	295,360	-		-	-	295,360
Net revenue	511,327	1,330	512,657	200,263		23,214	223,477	736,134
Expenses
Operations	285,872	425	286,297	37,894		6,553	44,447	330,744
Consumer loan loss provision	33,553	-	33,553	88,909		18,261	107,170	140,723
Administration	51,556	340	51,896	23,316		1,098	24,414	76,310
Depreciation and amortization	34,361	56	34,417	5,196		38	5,234	39,651
Total expenses	405,342	821	406,163	155,315		25,950	181,265	587,428
Income (loss) from operations	$105,985	$509	$106,494	$44,948		$(2,736)	$42,212	$148,706

As of December 31, 2008
Total assets	$810,985	$99,319	$910,304	$266,576		$9,630	$276,206	$1,186,510
Goodwill			$295,481		$		$198,711	$494,192

(1)	The retail services segment is composed of the Company’s domestic and foreign storefront operations.
(2)	The e-commerce segment is composed of the Company’s online channel, which has domestic and foreign operations, and the Company’s MLOC services channel.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: July 22, 2010	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary